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                                                                   EXHIBIT 23.2


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use of our report dated April 5, 1996 relating to the financial statements of Rockdale Community Bank, Conyers, Georgia included in the Registration Statement on Form S-4 filed by Regions Financial Corporation and the reference to our firm's name under the heading of experts.


                                           /s/ Mauldin & Jenkins, LLC


Atlanta, Georgia
June 14, 1996